                                                                  EXHIBIT 10.10


                      California Coastal Communities, Inc.

                   401(k) Retirement Plan and Trust Agreement
                                                                      Plan #001
                                  STANDARDIZED

                               ADOPTION AGREEMENT

                    PROTOTYPE CASH OR DEFERRED PROFIT-SHARING
                                 PLAN AND TRUST

                                  Sponsored by

                     PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

   The Employer named below hereby establishes a Cash or Deferred Profit-Sharing
     Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust/Custodial Account, Basic
                               Plan Document #04.

1.    EMPLOYER INFORMATION

      NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

(a)      NAME AND ADDRESS:
               California Coastal Communities, Inc.
               6 Executive Circle, #250
               Irvine, CA 92614

      (b)      TELEPHONE NUMBER:    (949) 250-7700

      (c)      TAX ID NUMBER:       02-0426634

      (d)      FORM OF BUSINESS:

               [  ]     (i)     Sole Proprietor

               [  ]     (ii)    Partnership

               [X]      (iii)   Corporation

               [  ]     (iv)    "S" Corporation (formerly known as Subchapter S)

               [  ]     (v)     Other:



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      (e)    NAME OF PLAN: California Coastal Communities 401(k) Plan

      (f)    THREE DIGIT PLAN NUMBER
             FOR ANNUAL RETURN/REPORT:      001

2.    EFFECTIVE DATE

      (a) This is a new Plan having an effective date of  January 1, 2000

      (b) This is an amended Plan.

             (i) The effective date of the original Plan was ________. The effective date of the amended Plan is _______.

      NOTE: The effective date of the amended Plan for the Tax Reform Act of 1986 required changes is the first day of the 1987 Plan Year. Sections 7(f) and 12 herein shall be effective as of the first day of the 1989 Plan Year. Any prior amendments to the plan which were intended to have effect after December 31, 1986 will continue to be in effect only until the effective date of this amended and restated plan.

3.    DEFINITIONS

      (a)    "Compensation" Shall include all items as set forth in paragraph
             1.12 of Basic Plan Document #04.

             [  ]         (i) For purposes of Discretionary Contributions,
                              Compensation shall include all amounts for the Plan Year during which the Employee was eligible to participate.

             [X]         (ii) For purposes of Discretionary Contributions,
                              Compensation will only include amounts for the period during which the Employee was eligible to participate.

      (b)    "Entry Date"

           [X]           (i)  The first day of the month coinciding with or
                              following the date on which an Employee meets the eligibility requirements.

           [  ]          (ii) The earlier of the first day of the Plan
                              Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

           [  ]         (iii) The first day of the Plan Year, or the
                              first day of the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

       (c) "Hours of Service" Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

             [X]     (i)      On the basis of actual hours for which an Employee
                              is paid or entitled to payment.

             [  ]    (ii)     On the basis of days worked. An Employee
                              shall be credited with ten (10) Hours of Service if under paragraph 1.41 of the Basic Plan Document
                              #04 such Employee would be credited with at least one (1) Hour of Service during the day.

             [   ]   (iii)    On the basis of weeks worked. An Employee
                              shall be credited with forty-five (45) Hours of Service if under paragraph 1.41 of the Basic Plan
                              Document #04 such Employee would be credited with at least one (1) Hour of Service during the week.

      (d) "Limitation Year" The Limitation Year shall be the Plan Year unless another year is specified here:

      (e)    "Net Profit"

             [X]     (i)      Not applicable (profits will not be required for
                              any contributions to the Plan).

             [  ]    (ii)     As defined in paragraph 1.48 of the Basic Plan
                              Document #04.

      (f) "Plan Year" The 12 consecutive month period commencing on January 1 and ending on December 31.

      (g) "Qualified Early Retirement Age" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

      (h) "Qualified Joint and Survivor Annuity" The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #04 are applicable. If the Plan is not safe-harbored under paragraph 8.7 of the Basic Plan Document, the survivor annuity shall be 50% of the annuity payable during the lives of the Participant and Spouse.

      (i)    "Taxable Wage Base"

             [X]     (i)      Not Applicable - Plan is not integrated with
                              Social Security.

             [ ]     (ii)     The maximum earnings considered wages for such
                              Plan Year under Code Section 3121(a).

              [ ]    (iii)    ____% (not more than 100%) of the amount
                              considered wages for such Plan Year under Code
                              Section 3121 (a).

             [  ]     (iv)    $____, provided that such amount is not in
                              excess of the amount determined under paragraph
                              3(i)(ii) above.

      NOTE: Using less than the maximum at (ii) may result in a change in the allocation formula in Section 7.

      (j)    "Year of Service"

             (i)     For Eligibility Purposes: (Choose one)

                     [  ]     (1)     The 12-consecutive month period
                                      during which an Employee is credited with ____(not more than 1,000) Hours of Service.

                     [X]      (2)     Elapsed Time

                     If no answer is specified, the Hours of Service method will be used.

             (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 501 (not more than 1,000) Hours of Service. (For Plan Years beginning in 1990 and thereafter, if a number greater than 501 is specified, it will be deemed to be 501.)

             (iii)   For Vesting Purposes: (Choose one)

                     [X]      (1)     The 12-consecutive month period during
                                      which an Employee is credited with 1,000
                                      (not more than 1,000) Hours of Service.

                     [  ]     (2)     Elapsed Time

                     If no answer is specified, the Hours of Service method will be used.

4.    ELIGIBILITY REQUIREMENTS
      (a) Service:

             [  ]    (i)      The Plan shall have no service requirement.

             [  ]    (ii)     The Plan shall cover only Employees having
                              completed at least one Year of Service.

             [X]     (iii)    The plan shall cover only Employees having
                              completed at least 2 months (less than 12).

      NOTE: If the eligibility period selected is less than one year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

       (b)   Age:

             [X]     (i)      The Plan shall have no minimum age requirement.

             [  ]    (ii)     The Plan shall cover only Employees having
                              attained age __ (not more than age 21).

      (c)    Classification:

             The Plan shall cover all Employees who have met the age and service requirements with the following exceptions:

             [  ]    (i)      No exceptions.

             [X]     (ii)     The Plan shall exclude Employees included in
                              a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Regulations Section
                              1.410(b)-9. For this purpose, the term "Employee
                              Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

             [  ]    (iii)    The Plan shall exclude Employees who are
                              nonresident aliens [within the meaning of Code
                              Section 7701(b)(1)(B)] and who receive no earned income [within the meaning of Code Section
                              911(d)(2)] from the Employer which constitutes income from sources within the United States
                              [within the meaning of Code Section 861(a)(3)].

      (d)    Employees on Effective Date:

             [X]    (i)       Not Applicable. All Employees will be required
                              to satisfy both the age and Service requirements specified above.

             [  ]  (ii)       Employees employed on the Plan's Effective
                              Date do not have to satisfy the Service
                              requirements specified above.

             [  ] (iii)       Employees employed on the Plan's Effective
                              Date do not have to satisfy the age requirements specified above.

5.    RETIREMENT AGES

     (a)     Normal Retirement Age:

             If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

             [X]     (i)      Normal Retirement Age shall be 65 (not to exceed
                              age 65).
             [  ]    (ii)     Normal Retirement Age shall be the later of
                              attaining age ___ (not to exceed age 65) or the ____ (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

      (b)    Early Retirement Age:

             Early Retirement Age shall not be applicable unless the Employer attached a form to this Adoption Agreement certifying that Early Retirement Age is a benefit which has accrued under the predecessor Plan which cannot be cut back under Code Section 411(d)(6).

6.    EMPLOYEE CONTRIBUTIONS

      [X]   (a)      Participants shall be permitted to make Elective
                     Deferrals in any amount from 1% (not more than 2%) up to 15% (not more than 20%) of their Compensation.

                     If (a) is applicable, Participants shall be permitted to amend their Salary Savings Agreements to change the contribution percentage in accordance with the procedures established by the Plan Administrator.

      [ ]   (b)      Participants shall be permitted to make after tax Voluntary
                     Contributions.

      NOTE: The Average Deferral Percentage Test will apply to contributions under (a) above. The Average Contribution Percentage Test will apply to contributions under (b) and may apply to (a).

7.    EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF

      NOTE: The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

              (a) Current or Accumulated Net Profits are required for:

                     [  ]     (i)      Matching Contributions.

                     [  ]     (ii)     Qualified Non-Elective Contributions.

                     [  ]     (iii)    Discretionary Contributions.

                     If no answer is specified, Current or Accumulated Net Profits will not be required.

      NOTE: Elective Deferrals can always be contributed regardless of profits.

             (b)     Salary Savings Agreement:

                     The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement.

                     An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

                     [  ]     (i)      until the first day of the next Plan
                                       Year.

                     [X]      (ii)     until the first day of the next valuation
                                       period.

                     [  ]     (iii)    for a period of ___ month(s) (not to
                                       exceed 12 months).

                     If no option is specified, option (ii) will apply.

      [X]    (c)     Matching Employer Contribution [See paragraphs (g), (h)
                     and (i)]:

                     [X]      (i)      PERCENTAGE MATCH: The Employer shall
                                       contribute and allocate to each eligible
                                       Participant's account an amount equal to 25% of the amount contributed and allocated in accordance with paragraph
                                       7(b) above. The Employer shall not match
                                       Participant Elective Deferrals as
                                       provided above in excess of $ __ or in
                                       excess of 6 % of the Participant's
                                       Compensation.

                     [  ]    (ii)      DISCRETIONARY MATCH: The Employer
                                       shall contribute and allocate to each
                                       eligible Participant's account a
                                       percentage of the Participant's Elective
                                       Deferral contributed and allocated in
                                       accordance with paragraph 7(b) above. The
                                       Employer shall not match Participant
                                       Elective Deferrals in excess of
                                       $_________ or in excess of ___% of the
                                       Participant's Compensation.

                       [  ] (iii)      TIERED MATCH: The Employer shall
                                       contribute and allocate to each
                                       Participant's account an amount equal to __% of the first __%of the Participant's
                                       Compensation, and __% of the next __% of the Participant's Compensation.

      NOTE: Percentages specified in (iii) above may not increase as the percentage of Participant's contribution increases.

             [   ]   (iv)     FLAT DOLLAR MATCH: The Employer shall
                              contribute and allocate to each Participant's account $____ if the Participant defers at least
                              1% of Compensation.

                     (v) ELIGIBILITY FOR MATCH: Matching contributions will be made to [ ] all Employees eligible to participate [X] only to non-Highly Compensated Employees eligible to participate.

             [   ]  (vi)      QUALIFIED MATCH: Employer Matching
                              Contributions will be treated as Qualified
                              Matching Contributions to the extent specified by the Employer at the time the Matching Employer
                              Contributions are made.

                    (vii) MATCHING CONTRIBUTION COMPUTATION PERIOD: The time period upon which matching contributions will be based shall be:

                              [  ]     (A)      weekly

                              [  ]     (B)      bi-weekly

                              [X]      (C)      semi-monthly

                              [  ]     (D)      monthly

                              [  ]     (E)      quarterly

                              [  ]     (F)      semi-annually

                              [  ]     (G)      annually

      [X]    (d)     Qualified Non-Elective Employer Contribution - [See
                     paragraphs (g), (h) and (i)] These contributions are fully vested when contributed.

                     The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP or ACP test requirements is the amount necessary to meet both the ADP and ACP tests. Qualified non-Elective

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

                     Contributions will be made to only non-Highly Compensated Employees eligible to participate.

      [X]    (e)     Additional Employer Contribution Other Than Qualified Non-
                     Elective Contributions - Non-Integrated [See paragraphs
                     (g), (h) and (i)]

                     The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

      [  ]   (f)     Additional Employer Contribution - Integrated
                     Allocation Formula [See paragraphs (g), (h) and (i)].

                     The Employer's contribution for the Plan Year plus any forfeitures (only if they are reallocated to Participants under Section 9 herein), shall be allocated to the accounts of eligible Participants as set forth in the Basic Plan Document #04 of paragraph 5.3.

      NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

      [  ]   (g)     Allocation of Excess Amounts (Annual Additions)

                     Excess deferrals which result in an Excess Amount shall be returned to the Participant. In the event that the allocation formula of other contributions results in an Excess Amount, such excess shall be:

                     [  ]     (i)      placed in a suspense account accruing no
                                       gains or losses for the benefit of the
                                       Participant.

                     NOTE: For every Limitation Year, or part thereof, that a suspense account exists, the Employer will be subjected to a ten-percent penalty on the monies held in the suspense account.

                     [X]     (ii)      reallocated as additional Employer
                                       contributions to all other Participants
                                       to the extent that they do not have any
                                       Excess Amount.

                                       If no answer is specified, the suspense
                                       account method will be used.

      [  ]   (h)     Minimum Employer Contribution Under Top-Heavy Plans:
                     For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Basic Plan
                     Document #04. Top-Heavy minimums will be allocated to:

                     [  ]     (i)      all eligible Participants.


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


                     [X]      (ii)     only eligible non-Key Employees who are
                                       Participants.

                               (i) Return of Excess Contributions and/or Excess Aggregate Contributions:

                     In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the ACP of the affected Highly Compensated Employees.

8.    ALLOCATIONS TO TERMINATED EMPLOYEES

      (a) For Plan Years beginning in 1990 and thereafter, the Employer will allocate Employer related contributions to any Participant who is credited with more than 500 Hours of Service or is employed on the last day of the Plan Year without regard to the number of Hours of Service.

                     The Employer will also allocate Employer related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if they terminate as a result of:

                     [  ]     (i)      Retirement.

                     [  ]     (ii)     Disability.

                     [  ]     (iii)    Death.

                     [  ]     (iv)     Other termination.

      (b)            If applicable, for Plan Years beginning prior to 1990:

                     [  ]      (i)     For Plan Years beginning prior to
                                       1990, the Employer will not allocate
                                       Employer related contributions to any
                                       Participant who terminates employment
                                       during the Plan Year.

                     [  ]     (ii)     The Employer will allocate Employer
                                       related contributions to Employees who
                                       terminate during the Plan Year as a
                                       result of-

                                       [  ]     (1)     retirement

                                       [  ]     (2)     Disability

                                       [  ]     (3)     death

                                       [  ]     (4)     other termination
                                                        provided that the
                                                        Participant has
                                                        completed a Year of
                                                        Service.

                                       [  ]     (5)     other termination.

9.    ALLOCATION OF FORFEITURES

      NOTE: Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

      (a)    Allocation Alternatives:

             [  ]    (i)               Not Applicable. All contributions are
                                       always fully vested.

             [  ]    (ii)              Forfeitures shall be allocated to
                                       Participants in the same manner as the
                                       Employer's contribution.

             [  ]    (iii)             Forfeitures shall be applied to reduce
                                       the Employer's contribution for such Plan
                                       Year.

             [X]     (iv)              Forfeitures shall be applied to
                                       offset administrative expenses of the
                                       Plan. If forfeitures exceed these
                                       expenses, (iii) above shall apply.

      (b) Date for Reallocation:

      NOTE: If no distribution has been made to a former Participant, sub-section (i) below will apply to such Participant even if the Employer elects (ii) or (iii) below as its normal administrative policy.

             [  ]    (i)               Forfeitures  shall be  reallocated  at
                                       the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one year Break In
                                       Service.

             [  ]    (ii)              Forfeitures will be reallocated
                                       immediately (as of the next Valuation
                                       Date).

             [X]     (iii)             Forfeitures will be reallocated as
                                       of the end of the Plan Year in which the Participant separates from service.

             [  ]     (iv)             Forfeitures shall be reallocated
                                       as of the end of the Plan Year during
                                       which the former Employee incurs his or
                                       her - (1st, 2nd, 3rd, or 4th) consecutive one year Break In Service.

      (c) Restoration of Forfeitures:

             If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in I and 2 in the following boxes to indicate order):

             [1]     (i)               Current year's forfeitures.

             [2]     (ii)              Additional Employer contribution.

             If no answer is specified, the order will be (i) and (ii).

       (d) Forfeitures of Excess Aggregate Contributions shall be:

                     [X]      (i)      Applied to reduce Employer contributions.

                     [  ]     (ii)     Allocated, after all other
                                       forfeitures under the Plan, to the
                                       Matching Contribution account of each
                                       non-Highly Compensated Participant who
                                       made Elective Deferrals in the ratio
                                       which each such Participant's
                                       Compensation for the Plan Year bears to
                                       the total Compensation of all
                                       Participants for such Plan Year. Such
                                       forfeitures cannot be allocated to the
                                       account of any Highly Compensated
                                       Employee.

                     Forfeitures of Excess Aggregate Contributions will be so applied at the end of the Plan Year in which they occur.

10.   CASH OPTION

      [X]       (a)  The Employer may permit a Participant to elect to defer to the Plan, an amount not to exceed 25% of any Employer paid cash bonus made for such Participant for any year. A
                     Participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as Elective Deferrals.
                     Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participants.

      [  ]     (b)   Not Applicable.

      If no answer is specified, option (b) will apply.

11.   LIMITATIONS ON ALLOCATIONS

      [ ] This is the only Plan the Employer maintains or ever maintained; therefore, this section is not applicable.

      [X] The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.

      Complete (a), (b) and (c) only if the Employer maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)], in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

      (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

             [  ] (i)         the provisions of Article X of the Basic
                              Plan Document #04 will apply, as if the other plan were a Master or Prototype Plan.

             [  ] (ii)        Attach provisions stating the method under
                              which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

             If no answer is specified, option (i) will apply.

     (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

             Attach provisions which will satisfy the 1.0 limitation of Code
             Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

      (e) The minimum contribution or benefit required under Code Section 416 relating to Top- Heavy Plans shall be satisfied by:

                     [X]   (i)   this Plan.

                     [ ]  (ii)   ---------------------------------------------
                                 (Name of other qualified plan of the Employer).

                     [  ] (iii)  Attach provisions stating the method
                                 under which the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in the Top-Heavy Ratio.

                     If no answer is specified, option (i) will apply.

12.   VESTING

      Contributions under paragraph 7(b), 7(c)(vi) and 7(d) are always fully vested. Employer contributions shall be subject to the vesting table selected by the Employer below. A Participant shall receive credit for a Year of Service as specified at 3(j)(iii) of this Adoption Agreement.

      (a)    Vesting Schedules:

      NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

      (i)              Full and immediate vesting.

                              YEARS OF SERVICE
                              ----------------
                              1         2        3        4       5        6        7
                              -         -        -        -       -        -        -
              (ii)           __%       100%

              (iii)          __%        __%     100%

              (iv)            0%        20%      40%      60%      80%    100%

              (v)            __%        __%      20%      40%      60%     80%     100%

              (vi)           10%        20%      30%      40%      60%     80%     100%

              (vii)          __%        __%      __%      __%     100%

              (viii)         __%        __%      __%      __%      __%     __%     100%

      NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

      Contributions will vest as provided below:

                     Vesting
                  Option Selected          Type of Employer Contribution
                  ---------------          -----------------------------
                   IV                      7(c) Employer Match on Salary Savings
                  ----
                   IV                      7(e) or (f) Employer Discretionary
                  ----

      (b)    Top-Heavy Vesting

             For any Plan Year in which this Plan is Top-Heavy, the following minimum vesting rules will apply:

                     (i) Schedules (v), (vi), and (viii) above will automatically shift to schedule (iv).

                     (ii) Schedule (vii) above will automatically shift to schedule (iii). (c) Service disregarded for
                              Vesting:

             [X]     (i)      No service will be disregarded.

             [ ]     (ii)     Service prior to the Effective Date of this
                              Plan or a predecessor plan shall be disregarded when computing a Participant's vested and non-forfeitable interest.

             [ ]     (iii)    Service prior to a Participant having
                              attained age 18 shall be disregarded when computing a Participant's vested and non-forfeitable interest.

13.  SERVICE WITH PREDECESSOR ORGANIZATION

      For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):

      Koll Company
      Koll Management Services Inc.
      Karsten Realty Advisors


14.   ROLLOVER/TRANSFER CONTRIBUTIONS

      (a) Rollover Contributions, including Direct Rollovers, as described at paragraph 1.69 of the Basic Plan Document 404, [X] shall [ ] shall not be permitted to be made to the Plan. If permitted, Employees [X] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

      (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #04 [X] shall [ ] shall not be permitted to be made to the Plan. If permitted, Employees [X] may [ ] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

      NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #04.

15.  HARDSHIP WITHDRAWALS

     Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #04, [X] are [ ] are not permitted. If permitted, Hardship withdrawals [ ] shall [X] shall not be limited to Elective Deferrals.

16.  PARTICIPANT LOANS

     Participant loans, as provided for in paragraph 13.8 of the Basic Plan Document #04, [X] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to the Participant's segregated account.

17.   INSURANCE POLICIES

      The insurance provisions of paragraph 13.9 of the Basic Plan Document #04 [ ] shall [X] shall not be applicable.

18.   INVESTMENT DIRECTION

      [  ]   (a)     Employer Investment Direction

                     The Employer investment direction provisions, as set forth in Article XIII of the Basic Plan Document #04, shall be applicable to the following:

             [  ]    (i)      All monies

             [  ]    (ii)     Employer Discretionary and Matching Monies

             [  ]    (iii)    Employer Discretionary Monies excluding Matching
                              Monies

             [  ]    (iv)     Employer Matching Monies only.

      [X]    (b)     Employee Investment Direction

                     Employee investment direction provisions, as set forth in
                     Article XIII of the Basic Plan Document #04, shall be applicable to all monies not directed by Employer.

      If no answer is specified, Employee Investment Direction will apply.

      NOTE: Each of the mutual funds in which the Plan may invest carries its own fees and expenses, which may include management fees, Rule 12b-1 fees and/or other fees and expenses, which are described in detail in each Fund's prospectus. Employees who invest in one or more of these mutual funds will, as shareholders of those mutual funds, bear their pro-rata portion of each fund's fees and expenses and may also pay a sales charge or contingent deferred sales charge in connection with their purchase of fund shares. Employer acknowledges that Prudential Securities Incorporated (PSI) and Pruco Securities Corporation (Prusec) may be deemed to benefit ftom advisory and other fees paid to its affiliates in connection with the management and operation of the mutual funds in which the Employee may invest, from sales charges and contingent deferred sales charges imposed as described in the prospectus and from fees paid to The Prudential Insurance Company of America in connection with the Guaranteed Interest Account.

19.   EARLY PAYMENT OPTION

      (a) A Participant who has attained age 59-1/2 and who has not separated from Service [X] may [ ] may not obtain a distribution of his or her vested Employer contributions.

      (b) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

      NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 20 below.

      20.    DISTRIBUTION OPTIONS

      (a)    Timing of Distributions:

             In cases of termination benefits shall be paid:

             [ ]  (i)         As soon as administratively feasible
                              following the close of the Plan Year during which a distribution is requested or is otherwise payable.

             [X]  (ii)        As soon as administratively feasible,
                              following the date on which a distribution is requested or is otherwise payable.

             [ ]  (iii)       Only after the Participant has achieved
                              the Plan's Normal Retirement Age, or Early
                              Retirement Age, if applicable.

                              If no answer is specified, option (ii) will apply.

      (b)    Optional Forms of Payment:

             [X]  (i)         Lump Sum.

             [X]  (ii)        Installment Payments.

             [  ] (iii)       Other form(s)* as specified:





             If no answer is specified, option (i) will apply.

             *Annuities are only available in either a nonsafe-harbored Plan which does not meet the provisions of paragraph 8.7 of Basic Plan Document #04 or in a Plan which previously offered annuities as an optional form of payment.

21.   SPONSOR CONTACT

             The Sponsor of this Prototype Plan is Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292. Any questions regarding this Prototype Plan document may be directed to your Prudential Representative. You may also call Prudential Mutual Fund Services at (800)848-4015.

22.   SIGNATURES

      DUE TO THE SIGNIFICANT TAX RAMIFICATIONS, THE SPONSOR RECOMMENDS THAT BEFORE YOU EXECUTE THIS ADOPTION AGREEMENT, YOU CONTACT YOUR ATTORNEY OR TAX ADVISOR, IF ANY.

      The adopting Employer understands that there are fees for each account under the Plan. THE BASIC PLAN DOCUMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE FOUND IN ARTICLE XIII, SECTION 13.7 ARBITRATION.

             IF EMPLOYER INVESTMENT DIRECTION APPLICABLE, NAME(S) OF INDIVIDUAL(S) AUTHORIZED TO ISSUE INVESTMENT AND ADMINISTRATIVE INSTRUCTIONS TO THE PLAN SPONSOR OR AFFILIATE:

      (a)    EMPLOYER:

             This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #04 were adopted by the Employer the 7th day of December, 1999.

             Signed for the Employer by:    Sandra G. Sciutto

             Title:                         CHIEF FINANCIAL OFFICER

             Signature:                     /s/ SANDRA G. SCIUTTO

             THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF ITS PLAN.

             Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code
             Section 415(l)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under
             Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

             The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Code Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s), as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

             This Adoption Agreement may only be used in conjunction with Basic Plan Document #04.

      [X]    (b)     TRUSTEE:

                     [X]   Prudential Trust Company
                           30 Scranton Office Park
                           Scranton, PA 18507

              NOTE: There is an annual trustee fee charged under the Plan if Prudential Trust Company is appointed as Trustee.

                      [  ] The Trustee(s) will be the following individuals:

              The assets of the Fund shall be invested in accordance with paragraph 13.3 of the Basic Plan Document #04 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the ____ day of ______, 19__.

Signed for the Trustee by:

                          Daniel T. Arcure
                        /s/ Daniel T. Arcure                 Signature

                               Signature                     Signature


(c)      Prudential Mutual Fund Management, Inc.

         The Employer's Agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #04 were accepted by Prudential Mutual Fund Management, Inc. the day of ______, 19__.

         Signed for by:                                  .&*

         Title:

         Signature: